Exhibit 10.1

FIRST AMENDMENT

FIRST AMENDMENT, dated as of September 8, 2016 (this “Amendment”), to the Fifth Amended and Restated Credit Agreement, dated as of January 4, 2016 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CONMED Corporation, a New York corporation (the “Parent Borrower”), the Foreign Subsidiary Borrowers (as defined therein) from time to time parties thereto, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers;

WHEREAS, the Parent Borrower has further requested that the Credit Agreement be amended as set forth herein; and

WHEREAS, Lenders constituting the Required Lenders are willing to agree to this Amendment on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1. Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

SECTION 2. Amendments.

(a)Amendments to Section 1.1 (Defined Terms). Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in proper alphabetical order:

“First Amendment”: the First Amendment to this Agreement, dated as of September 8, 2016.

“First Amendment Effective Date”: the date on which the conditions precedent set forth in Section 3 of the First Amendment shall have been satisfied, which date is September 8, 2016.

(b)Amendments to Section 4.21 (Anti-Corruption Laws and Sanctions). Section 4.21 of the Credit Agreement is hereby amended by inserting at the end of clause (B) of the last sentence of Section 4.21 the following:

“to the extent such activities, business or transaction would be prohibited by Sanctions if conducted by a Person organized in any jurisdiction governed by the laws of the United States, the United Kingdom or in a European Union member state in which the Parent Borrower or any of its Subsidiaries is organized from time to time,”

(c)Amendments to Section 7.16 (Limitation on Use of Proceeds). Section 7.16 of the Credit Agreement is hereby amended by inserting at the end of clause (b) of Section 7.16 the following:

“to the extent such activities, business or transaction would be prohibited by Sanctions if conducted by a Person organized in any jurisdiction governed by the laws of the United States, the United Kingdom or in a European Union member state in which the Parent Borrower or any of its Subsidiaries is organized from time to time,”

SECTION 3. Conditions to Effectiveness of Amendment. The amendments set forth in this Amendment shall become effective on the date (the “First Amendment Effective Date”) on which the following conditions precedent have been satisfied:

(a)The Administrative Agent shall have received this Amendment executed and delivered by the Administrative Agent, the Parent Borrower, each Foreign Subsidiary Borrower party to the Credit Agreement on the First Amendment Effective Date and Lenders constituting the Required Lenders.

(b)The Lenders and the Administrative Agent shall have received (to the extent invoiced at least two Business Days prior to the First Amendment Effective Date) all fees and reasonable and documented expenses required to be paid on or before the First Amendment Effective Date (including the reasonable and documented fees and expenses of one legal counsel) on or before the First Amendment Effective Date.

SECTION 4. Representations and Warranties. Each Borrower hereby represents and warrants that (a) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents are, after giving effect to this Amendment, true and correct in all material respects (or in all respects if qualified by materiality) on and as of the First Amendment Effective Date as if made on and as of the First Amendment Effective Date, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects (or in all respects if qualified by materiality) as of such earlier date and (b) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 5. Effects on Credit Documents. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and affect. Nothing herein shall be deemed to entitle the Parent Borrower or any Foreign Subsidiary Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(b)    On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 6. Expenses. The Parent Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of one counsel for the Administrative Agent.

SECTION 7. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 8. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Parent Borrower and the Administrative Agent.

SECTION 9. Headings. The Section headings used in this Amendment are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written .

CONMED CORPORATION
as the Parent Borrower

By: /s/ Daniel S. Jonas
Name: Daniel S. Jonas
Title: EVP-Legal Affairs, General Counsel

LINVATEC NEDERLAND B.V.,
as a Foreign Subsidiary Borrower

By: /s/ Daniel S. Jonas
Name: Daniel S. Jonas
Title: Director

[Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement]

JPMORGAN CHASE BANK, N.A .,
as Administrative Agent and a Lender

By: /s/ Jean Lamardo
Name: Jean Lamardo
Title: Vice President

[Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Karen D. Finnerty
Name: Karen D. Finnerty
Title: Senior Vice President

[Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Melissa E. LoBocchiaro
Name: Melissa E. LoBocchiaro
Title: Vice President

[Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement]

DNB CAPITAL LLC,
as a Lender

By: /s/ Kristie Li
Name: Kristie Li
Title: Senior Vice President

By: /s/ Thomas Tangen
Name: Thomas Tangen
Title: Senior Vice President
Head of Corporate Banking

[Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Jennifer Hwang
Name: Jennifer Hwang
Title: Senior Vice President

[Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender

By: /s/ Scott O'Connell
Name: Scott O'Connell
Title: Director

[Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement]

HSBC BANK USA, N.A.,
as a Lender

By: /s/ Bruce Yoder
Name: Bruce Yoder
Title: SVP

[Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement]

FIRST NIAGARA BANK N.A.,
as a Lender

By: /s/ Karen M. Constabile
Name: Karen M. Constabile
Title: Vice President

[Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement]
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